UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 6, 2013

CopyTele, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11254                                                       11-2622630

(Commission File Number)                  (IRS Employer Identification No.)

900 Walt Whitman Road, Melville, NY                                                                    11747

(Address of Principal Executive Offices)                                                                    (Zip Code)

(631) 549-5900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Former independent registered public accounting firm

On May 6, 2013, the Board of Directors (the “Board”) of CopyTele, Inc., a Delaware corporation (the “Company”), approved changing the Company’s independent registered public accounting firm, effective May 6, 2013.  KPMG LLP (“KPMG”) was the Company’s former independent registered public accounting firm.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended October 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company as of and for the years ended October 31, 2012 and 2011 contained a separate paragraph stating that the Company has suffered recurring losses from operations, has negative working capital, and has a shareholders’ deficiency that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in note 1.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the years ended October 31, 2012 and 2011 and through the subsequent interim period to May 6, 2013, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports, and (2) reportable events.

The Company furnished KPMG with a copy of this disclosure on May 6, 2013 providing KPMG with the opportunity to furnish us with a letter addressed to the SEC stating whether KPMG agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating anything in respect of which it does not agree. A copy of KPMG’s response letter to the SEC is included as Exhibit 16.1 to this report.

(b) New independent registered public accounting firm

Concurrent with the decision to change the Company’s independent registered public accounting firm, the Board approved the appointment of Haskell & White LLP (“Haskell & White”) as the Company’s new independent registered public accounting firm on May 6, 2013.

During the years ended October 31, 2012 and 2011 and through the date hereof, neither the Company nor anyone acting on its behalf has consulted Haskell & White with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Haskell & White concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a reportable event (each as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.
16.1	Letter regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPYTELE, INC.

Date: May 10, 2013

By: /s/ Robert A. Berman

        Robert A. Berman

        President and

        Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter regarding change in certifying accountant.

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